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                                                                Exhibit 10.15(a)

January 1, 2002


Thomas Meyer
Disetronic Handels AG
Disetronic Medical Systems AG
Brunnmattstrasse 6, Pf 480
CH-3401Burgdorf
Switzerland

Re: International Distributor Agreement between TheraSense, Inc. and Disetronic Handels AG effective September 13, 2000 (the "Agreement")


Dear Thomas,

     This letter is to confirm our agreement with your requested assignment of the Agreement from Disetronic Handels AG to Disetronic Medical Systems AG. The requested assignment shall be effective as of September 13, 2000.

     Please return an executed copy of this letter to my attention.

                                  Sincerely,

                                  /s/ LARRY HUFFMAN

                                  Larry Huffman

Acknowledged and Agreed:

Disetronic Handels AG                       Disetronic Medical Systems AG


By: /s/ THOMAS MEYER                        By: /s/ THOMAS MEYER
   -------------------------------          -------------------------------
         Thomas Meyer                                Thomas Meyer

Title:          CEO                         Title:        CEO
       ---------------------------                -------------------------


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                                  AMENDMENT TO

                       INTERNATIONAL DISTRIBUTOR AGREEMENT

     THIS AMENDMENT TO INTERNATIONAL DISTRIBUTOR AGREEMENT (the "Amendment") is entered into effective January 1, 2002 (the "Amendment Effective Date") by and between TheraSense, Inc., a Delaware corporation with a principal place of business at 1360 South Loop Road, Alameda, California 94502, USA ("TheraSense"), and Disetronic Medical Systems AG, a corporation organized under the laws of Switzerland with a principal place of business at Brunnmattstrasse 6 CH-3401 Burgdorf, Switzerland ("Disetronic"). Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning given to them in the International Distributor Agreement between TheraSense and Disetronic effective September 13, 2000 (the "Agreement").

     WHEREAS, the parties hereto entered into the Agreement pursuant to which, among other things, Disetronic distributes TheraSense's FreeStyle Products.

     WHEREAS, the parties desire to amend the Agreement pursuant to this Amendment so that Disetronic can sell FreeStyle Products in additional countries.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

  1. European Territory. Section 1.12.1 of the Agreement shall be amended and restated in its entirety to read as follows:

              "1.12.1 'FreeStyle Territory' shall mean Switzerland, Germany,
                       -------------------
              Austria, The Netherlands, Denmark, Sweden, Norway, Finland, Belgium, Italy and France."

  2. Payment. Section 1.19 of the Agreement shall be amended and restated in its entirety to read as follows:

              "1.19 'Payment' shall mean the lesser of (i) [***] or (ii) [***]
                     -------
              Disetronic's [***] over the last [***] immediately preceding termination of this Agreement."

  3. Exhibit A. Exhibit A to the Agreement shall be amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.



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  4.  Exhibit B. Exhibit B to the Agreement shall be amended and restated in its entirety to read as set forth on Exhibit B to this Amendment.

  5. Exhibit C. Exhibit C to the Agreement shall be amended and restated in its entirety to read as set forth on Exhibit C to this Amendment.

  6. Term. Section 13.1 of the Agreement shall be amended and restated in its entirety to read as follows:

          "13.1 Initial Term. The initial term of this Agreement shall commence
                ------------
          on the Effective Date and shall continue in force until December 31, 2006, unless terminated earlier under the provisions of this Article 13 (the "Initial Term"). At the end of the Initial Term, this Agreement shall automatically renew for subsequent two (2) year terms unless written notice of termination is given by either party to the other party at least one (1) year prior to the Agreement's then-current expiration date. If Disetronic annual [***] from TheraSense for any calendar year prior to [***] exceed [***], then the Initial Term of this Agreement shall continue in force until December 31, 2008."

  7. Launch. Disetronic shall use diligent efforts to prepare and to receive reimbursement in [***] as well as to commence commercial sales of FreeStyle Products in the respective countries as soon as the registration and reimbursement are achieved. TheraSense shall be responsible for obtaining the IVD-CE Mark for the meters and strips to be sold in [***]. At TheraSense's request, Disetronic shall provide reasonable assistance to TheraSense in obtaining the CE Mark. If the registration for [***] is not reached before [***], the revision of the minimum quantities for the following years will be discussed. Any revision will be made upon mutual agreement. Disetronic shall further use diligent efforts to commence commercial sales of FreeStyle Products in Belgium through a Subdistributor subject to the provisions of Section 2.1.3 and 2.2 of the Agreement as soon as possible.

  8. Subdistributors. Section 2.2 of the Agreement shall be amended and restated in its entirety to read as follows:

          "2.2 Subdistributors. Subject to the provisions of Section 2.1.3 and
               ---------------
          this Section 2.2, Disetronic may appoint one or more third parties within any portion of the FreeStyle Territory to distribute the FreeStyle Products in the Field of Use to Customers. Within ten (10) days after the appointment of such Subdistributor, Disetronic shall notify TheraSense of the identity of such Subdistributor. Except for the case where a Subdistributor is a wholesaler, retailer or Affiliate, Disetronic shall not sell or otherwise transfer the FreeStyle Products to any Subdistributor until such

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          Subdistributor enters into a Subdistributor Agreement. Notwithstanding the preceding, [***]. Disetronic shall only grant Subdistributors the right to make sales of the FreeStyle Products to Customers in the FreeStyle Territory in the Field of Use. Disetronic hereby guarantees the performance of each Subdistributor with the provisions set forth in this Section 2.2. When Disetronic receives a purchase order from a wholesaler or retailer, Disetronic shall include in its acknowledgement of such purchase order a statement that the FreeStyle Products are not to be repackaged, relabeled, or reshipped outside of the European Territory. In the event Disetronic becomes aware, or has reason to believe, that a Subdistributor (including a wholesaler or retailer) is relabeling, repackaging or reshipping product outside of the European Territory (except reshipping to any country within the European Union as part of a passive sale), Disetronic shall promptly notify TheraSense and shall take corrective action to halt such impermissible practice, including without limitation terminating such retailer's right to sell FreeStyle Products."

9. Notice. Pursuant to Section 2.2 of the Agreement Disetronic hereby notifies TheraSense that the following Affiliates shall act as Subdistributors in the designated portions of the FreeStyle Territory:

     Sweden, Finland, Norway, Denmark: Disetronic Medical Systems AB, Nackastrand (Sweden)
     The Netherlands: Disetronic Medical Systems BV, Vianen
     Italy: Disetronic Medical Systems S.R.L., Verona,
     Austria: Disetronic Medical Systems GmbH, Vienna
     France: Disetronic Medical Systems SAS, Emerainville
     USA: Disetronic Medical Systems Inc, St. Paul
     Germany: Disetronic Medical Systems GmbH, Sulzbach and DiaTrade GmbH, Sulzbach

10. Meter Rebate. Upon availability of the co-branded FreeStyle Products according to Section 4.7.1 (b) of the Agreement, TheraSense and Disetronic shall cooperate in a Meter rebate program in the United States for a period of at least [***]. For Meters distributed under this program, TheraSense shall lower the transfer price for a System Kit from the price specified in Exhibit B to [***] each. The modalities of this program shall be defined in a side letter the terms of which are acceptable to both parties.

11. Agreement. Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms.

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     IN WITNESS WHEREOF, Disetronic and TheraSense have executed this Amendment by their respective duly authorized representatives.

DISETRONIC MEDICAL SYSTEMS AG           THERASENSE, INC.

By:  /s/  THOMAS MEYER                  By:  /s/  W. MARK LORTZ
   ----------------------------            --------------------------------
     Thomas Meyer                            W. Mark Lortz

Print Name:  Thomas Meyer               Print Name:  W. Mark Lortz
           --------------------                    ------------------------

Title:       CEO                        Title:       CEO
      -------------------------               -----------------------------

                                        Date:        February 8, 2002
                                             ------------------------------

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CONFIDENTIAL                                                      1 January 2002

                                    EXHIBIT A

                               FREESTYLE PRODUCTS

As of the Effective Date, the FreeStyle Products include the following six (6) products:

1.   "System Kit" shall mean a product that consists of 1 Meter, 10 Strips, 1
      ----------
     Lancing Device, 1 Finger Cap, 10 Lancets, 1 Carrying Case, 1 Log Book, 1 Quick Reference Card, 1 Owners Booklet; where "Finger Cap" shall mean a cap
                                                    ----------
     for the Lancing Device designed for lancing the fingertip rather than the arm.

2.   "Lancet" shall mean a disposable head placed in a lancing device for use in
      ------
     piercing the patient's skin.

3.   "Control Solution" shall mean a glucose solution for testing the operation
      ----------------
     of the FreeStyle Meter and Strips.

4.   "Lancing Device" shall mean a lancing device which is used to bring blood
      --------------
     to the surface of a patient's skin and which is physically separate from the Meter.

5.   "Meter" shall mean a meter whose sole function is to coulometrically
      -----
     measure blood glucose levels.

6.   "Strips" shall mean a package of strips which are loaded into the Meter and
      ------
     used to acquire a blood sample of less then 0.4 microliters from the surface of a patient's skin. (The Strips are currently offered in packages of 50 and 100; such quantities are subject to change.)

The parties recognize that for the countries France and Italy, market characteristics including desired Meter appearance and certain other characteristics may differ from other countries in the European Territory. Therefore, TheraSense shall supply FreeStyle Products for France and Italy which have a different appearance and branding than the FreeStyle Products sold in the other countries in the European Territory.

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CONFIDENTIAL                                                      1 January 2002

                                    EXHIBIT B

                                 TRANSFER PRICE

                                 Pricing Details

System Kit
----------

     The price of a System Kit for sale in the FreeStyle Territory is [***] (includes 1 Meter, 10 Strips, 1 Lancing Device, 1 Finger Cap, 10 Lancets, 1 Carrying Case, 1 Log Book, 1 Quick Reference Card, 1 Owners Booklet).

Strips
------

     The price of Strips ordered for the US Territory is [***].

     The price of Strips ordered for the European Territory is:

--------------------------------------------------------------------------------
           Annual Sales Volume                          Price
            (Number of Strips)                        Per Strip
================================================================================
[***]

Lancing Devices, Lancets and Control Solution
---------------------------------------------

     The following prices are valid for the following products for sale in the FreeStyle Territory when not purchased as part of a System Kit:

                Lancing devices         [***] per lancing device

                Lancets                 [***] per box of 100 lancets

                Control Solution        [***] per bottle of control solution

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CONFIDENTIAL                                                      1 January 2002

                                    EXHIBIT C

          ANNUAL MINIMUM PURCHASE OBLIGATION FOR THE EUROPEAN TERRITORY

--------------------------------------------------------------------------------
           Calendar Year                                   Minimum
                                                      Purchase Obligation
================================================================================
[***]

     In the event that the term of this Agreement is extended pursuant to the terms of Section 13.1, the minimums shall be:

--------------------------------------------------------------------------------
           Calendar Year                                    Minimum
                                                      Purchase Obligation
================================================================================
[***]

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